Exhibit 21.1

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed.

ENTITY

Canoga Park Assisted Living, LLC

CC3 Acquisition TRS Corp.

CC3 Acquisition, LLC

CC3 Facility Owner GP, LLC

CC3 Facility Owner Holding, LLC

CC3 Mezz A, LLC

CC3 Mezz B, LLC

CC3 Mezz C, LLC

CC3 Mezz D, LLC

CC3 Mezz E, LLC

CNL Beaver Creek Marina TRS Corp.

CNL Beneficiary Blue Corp.

CNL Beneficiary Blue TRS Corp.

CNL Beneficiary Blue, LLC

CNL Beneficiary Whistler Corp.

CNL Beneficiary Whistler TRS Corp.

CNL Beneficiary Whistler, LLC

CNL Burnside Marina TRS Corp.

CNL BW TRS Corp.

CNL Canada Nominee, Inc.

CNL CG TRS Corp.

CNL Cypress Beneficiary Corp.

CNL Cypress Manager Corp.

CNL Cypress SPE Trust

CNL Cypress Upper Holding Trust

CNL Dallas Market Center GP, LLC

CNL Dallas Market Center, L.P.

CNL DMC GP, LLC

CNL DMC, LP

CNL Gatlinburg GP Corp.

CNL Gatlinburg Partnership, LP

CNL Income Amusement Holding, LLC

CNL Income Amusement I, LLC

CNL Income Amusement II, LLC

CNL Income Amusement III TRS Corp.

CNL Income Amusement III, LLC

CNL Income Amusement IV, LLC

CNL Income Amusement IV TRS Corp.

CNL Income Amusement V, LLC

CNL Income Anacapa Marina, LLC

CNL Income Ballena Marina, LLC

CNL Income Bear Creek, LLC

CNL Income Beaver Creek Marina, LLC

CNL Income Bohemia Vista Marina, LLC

CNL Income Brady Mountain Marina, LLC

CNL Income Brady Mountain Marina TRS Corp.

CNL Income Bretton Woods, LLC

CNL Income Brighton TRS Corp.

CNL Income Brighton, LLC

CNL Income Broad Bay Golf, LLC

CNL Income Burnside Marina, LLC

CNL Income Cabrillo Marina, LLC

CNL Income Canada Lessee Corp. (formed in British Columbia)

CNL Income Canyon Springs, LLC

CNL Income Cinco Ranch, LLC

CNL Income Clear Creek, LLC

CNL Income Colony GP, LLC

CNL Income Colony Holding, LLC

CNL Income Colony, LP

CNL Income Copper GP, LLC

CNL Income Copper, LP

CNL Income Crested Butte, LLC

CNL Income Crested Butte TRS Corp.

CNL Income Crystal Point Marina, LLC

CNL Income Darien Lake TRS Corp.

CNL Income Darien Lake, LLC

CNL Income Eagle Cove Marina, LLC

CNL Income Eagle Cove Marina TRS Corp.

CNL Income EAGL Las Vegas, LLC

CNL Income EAGL Leasehold Golf, LLC

CNL Income EAGL Meadowlark, LLC

CNL Income EAGL Mideast Golf, LLC

CNL Income EAGL Midwest Golf, LLC

CNL Income EAGL North Golf, LLC

CNL Income EAGL Southwest Golf, LLC

CNL Income EAGL West Golf, LLC

CNL Income Elitch Gardens TRS Corp.

CNL Income Elitch Gardens, LLC

CNL Income Enchanted Village TRS Corp.

CNL Income Enchanted Village, LLC

CNL Income FEC Bakersfield, LLC

CNL Income FEC Charlotte, LLC

CNL Income FEC Knoxville, LLC

CNL Income FEC Lubbock, LLC

CNL Income FEC North Houston, LLC

CNL Income FEC Raleigh, LLC

CNL Income FEC Richland Hills, LLC

CNL Income FEC South Houston, LLC

CNL Income FEC Tampa, LLC

CNL Income FEC Tempe, LLC

CNL Income FEC Tucson, LLC

CNL Income Fossil Creek, LLC

CNL Income Fox Meadow, LLC

CNL Income Frontier City TRS Corp.

CNL Income Frontier City, LLC

CNL Income Garland GP, LLC

CNL Income Garland Holding, LLC

CNL Income Garland, LP

CNL Income Golf Group, Inc.

CNL Income Golf I, LLC

CNL Income Golf II, LLC

CNL Income Golf III, LLC

CNL Income Golf IV, LLC

CNL Income Golf SPE, LLC

CNL Income Golf V, LLC

CNL Income Golf VI, LLC

CNL Income GP Corp.

CNL Income Granby, LLC

CNL Income Great Lakes Marina, LLC

CNL Income GW Corp.

CNL Income GW GP, LLC

CNL Income GW Partnership, LLLP

CNL Income GW Sandusky GP, LLC

CNL Income GW Sandusky Tenant, LP

CNL Income GW Sandusky, LP

CNL Income GW Tenant GP, LLC

CNL Income GW WI-DEL GP, LLC

CNL Income GW WI-DEL Tenant, LP

CNL Income GW WI-DEL, LP

CNL Income Hacks Point Marina, LLC

CNL Income Hawaiian Waters, LLC

CNL Income Hawaiian Waters TRS Corp

CNL Income Holding, Inc.

CNL Income Holly Creek Marina, LLC

CNL Income Holly Creek Marina TRS Corp.

CNl Income Jiminy Peak, LLC

CNl Income Jiminy Peak TRS Corp.

CNL Income Lake Park, LLC

CNL Income Lakefront Marina, LLC

CNL Income Lakeridge, LLC

CNL Income Legacy, LLC

CNL Income Legacy TRS Corp.

CNL Income Lending I, LLC

CNL Income LLVR GP, LLC

CNL Income LLVR, LP

CNL Income Loon Mountain TRS Corp.

CNL Income Loon Mountain, LLC

CNL Income LP Corp.

CNL Income Magic Spring TRS Corp.

CNL Income Magic Spring, LLC

CNL Income Mammoth GP, LLC

CNL Income Mammoth, LP

CNL Income Manasquan Marina, LLC

CNL Income Mansfield, LLC

CNL Income Marina III, LLC

CNL Income Marina IV, LLC

CNL Income Marina Holding, LLC

CNL Income Marina I, LLC

CNL Income Marina II, LLC

CNL Income Marina TRS Corp.

CNL Income Member Corp.

CNL Income Mesa Del Sol, LLC

CNL Income Mizner Court, LLC

CNL Income Mount Sunapee, LLC

CNL Income Mount Sunapee TRS Corp.

CNL Income Mountain High, LLC

CNL Income Mountain High TRS Corp.

CNL Income Myrtle Waves, LLC

CNL Income Myrtle Waves TRS Corp.

CNL Income Northstar, LLC

CNL Income Northstar Commercial, LLC

CNL Income Northstar TRS Corp.

CNL Income Northstar TRS Parent, Inc.

CNL Income Okemo Mountain, LLC

CNL Income Okemo Mountain TRS Corp.

CNL Income Pacific Park TRS Corp.

CNL Income Pacific Park, LLC

CNL Income Painted Hills, LLC

CNL Income Palmetto, LLC

CNL Income Partners, LP

CNL Income Pier 121 Marina, LLC

CNL Income Plantation, LLC

CNL Income Royal Meadows, LLC

CNL Income Sandestin GP, LLC

CNL Income Sandestin, LP

CNL Income Sandusky Marina, LLC

CNL Senior Holding, LLC

CNL Income Sierra TRS Corp.

CNL Income Sierra, LLC

CNL Income Signature of Solon, LLC

CNL Income Ski Holding, LLC

CNL Income Ski I, LLC

CNL Income Ski II, LLC

CNL Income Ski III, LLC

CNL Income Ski IV, LLC

CNL Income Ski V, LLC

CNL Income Ski VI, LLC

CNL Income Ski VII, LLC

CNL Income Ski VIII, LLC

CNL Income Ski Lift TRS Corp.

CNL Income Ski TRS Corp.

CNL Income SL II Holding, LLC

CNL Income Snoqualmie TRS Corp.

CNL Income Snoqualmie, LLC

CNL Income Snowshoe GP, LLC

CNL Income Snowshoe, LP

CNL Income South Mountain, LLC

CNL Income Splashtown TRS Corp.

CNL Income Splashtown, LLC

CNL Income Squaw Valley GP, LLC

CNL Income Squaw Valley, LP

CNL Income SR II, LLC

CNL Income Stratton GP, LLC

CNL Income Stratton, LP

CNL Income Sugarloaf, LLC

CNL Income Sugarloaf TRS Corp.

CNL Income Sunday River, LLC

CNL Income Sunday River TRS Corp.

CNL Income Talega, LLC

CNL Income TCV Owner, LLC

CNL Income TCV TRS Corp.

CNL Income Traditional Golf I, LLC

CNL Income TRS Lending Corp.

CNL Income Valencia, LLC

CNL Income Waterworld TRS Corp.

CNL Income Waterworld, LLC

CNL Income Weston Hills, LLC

CNL Income Weymouth, LLC

CNL Income White Water Bay TRS Corp.

CNL Income White Water Bay, LLC

CNL Lakefront Marina TRS Corp.

CNL Personal Property TRS ULC (formed in Nova Scotia)

CNL Pier 121 MarinaTRS Corp.

CNL Retail Beneficiary, LP

CNL Retail Blue Option Trust

CNL Retail Manager Corp.

CNL Retail Manager Holding Corp.

CNL Retail SPE Option Trust

CNL Retail SPE Trust

CNL Retail Upper Holding Trust

CNL Sandusky Marina TRS Corp.

CNL Village Retail GP, LLC

CNL Village Retail Partnership, LP

Cypress Jersey Trust (formed in Isle of Jersey)

East Meadow A.L., LLC

Grapevine Golf Club, L.P.

Grapevine Golf, L. L.C.

IFDC Property Company, Ltd. (formed in Texas)

IFDC-GP, LLC (formed in Texas)

IFDC H20, LLC (formed in Texas)

Sunrise Basking Ridge Assisted Living, L.L.C.

Sunrise Belmont Assisted Living, LLC

Sunrise Chesterfield Assisted Living, LLC

Sunrise Flossmoor Assisted Living, LLC

Sunrise Gahanna Assisted Living, LLC

Sunrise Kennebunk ME Senior Living, LLC

Sunrise Marlboro Assisted Living, LLC

Sunrise North Naperville Assisted Living, LLC

Sunrise Third (Pool I) GP, LLC

Sunrise Third (Pool I), LLC

Sunrise Third (Pool I), LP

Sunrise Third (Pool II), LLC

Sunrise Third (Pool III) GP, LLC

Sunrise Third (Pool III), LLC

Sunrise Third (Pool III), LP

Sunrise Third (Pool IV) GP, LLC

Sunrise Third (Pool IV), LLC

Sunrise Third (Pool IV), LP

Sunrise Third (Pool V), LLC

Sunrise Third Alta Loma SL, LP

Sunrise Third Claremont SL, LP

Sunrise Third Crystal Lake SL, LLC

Sunrise Third Dix Hills SL, LLC

Sunrise Third East Setauket SL, LLC

Sunrise Third Edgewater SL, LLC

Sunrise Third Gurnee SL, LLC

Sunrise Third Holbrook SL, LLC

Sunrise Third Lincroft SL, LLC

Sunrise Third Plainview SL, LLC

Sunrise Third Roseville SL, LLC

Sunrise Third Schaumburg SL, LLC

Sunrise Third Senior Living Holdings, LLC

Sunrise Third Tustin SL, LP

Sunrise Third University Park SL, LLC

Sunrise Third West Babylon SL, LLC

Sunrise Third West Bloomfield SL, LLC

Sunrise Village House, LLC

Sunrise Weston Assisted Living Limited Partnership

US Canadian Property Alpha Blue Mountain Nominee Corp. (formed in British Columbia)

US Canadian Property Alpha Whistler Nominee Corp. (formed in British Columbia)

US Canadian Property Trust Alpha (formed in Isle of Jersey)

White Oak AL, LLC

WTC-Trade Mart GP, L.L.C.

WTC-Trade Mart, L.P.